Exhibit 10.222

                               INCENTIVE AGREEMENT


          This incentive agreement (this "Agreement"), dated as of March 1, 2000, by and among Monksland Holdings, BV, a Dutch corporation ("Monksland"), Elan International Services, Ltd., a Bermuda corporation ("EIS"), and Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Ligand").

                                    RECITALS

          WHEREAS, Ligand issued to Monksland on July 14, 1999 a Zero Coupon Convertible Senior Note due 2008 at the issue price of $40,000,000 (the "Note") under a Securities Purchase Agreement, dated as of November 6, 1998 (the "Purchase Agreement") by and among Ligand, EIS and Elan Corporation, plc, a public limited company organized under the laws of Ireland ("Elan"); and

          WHEREAS, Ligand has requested that Monksland convert a portion of the Note to shares of Ligand common stock on or before March 1, 2000 and Monksland concurrent with this Agreement is converting $20,000,000 of the issue price of the Note plus $1,021,610 accrued interest to shares of Ligand common stock.

          NOW, THEREFORE, in consideration of the covenants and mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

          Section 1. Agreement to Convert

          In consideration for 98,580 shares of Ligand common stock (the "Incentive Shares") to be issued by Ligand to EIS, an affiliate of Monksland, at the request of Monksland, and subject to the terms and conditions of this Agreement, Monksland hereby agrees to convert $20,000,000 of the issue price of the Note plus $1,021,610 accrued interest under the terms and conditions of the Note as of the date hereof. Also, at the request of Monksland, the shares to be issued by Ligand upon conversion of such portion of and interest on the Note shall be issued to EIS at the request of Monksland.


          Section 2. Representations & Warranties of Ligand

     (i) Except as otherwise set forth in the Schedule of Exceptions (as updated on March 1, 2000) attached hereto as EXHIBIT A, the representations and warranties of Ligand contained in the Purchase Agreement that are qualified by Material Adverse Effect or materiality are true and correct in all respects and the representations and warranties of Ligand contained in the Purchase Agreement that are not so qualified are true and correct in all material respects, in each case, on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and Ligand has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under the Purchase Agreement at or prior to the date hereof;

     (ii) As of the date hereof and since June 30, 1998, except as set forth in the Additional SEC Reports, no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect;

     (iii) The issuance of the Incentive Shares has not been enjoined (temporarily or permanently);

     (iv) Each of the Purchase Agreement, the Registration Rights Agreement or the New Registration Rights Agreement, as the case may be, the License Agreement and, to the extent outstanding, the Securities, are, and after giving effect to the issuance of the Incentive Shares, will be, valid and enforceable against Ligand, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution under the Registration Rights Agreement or the New Registration Rights Agreement, as the case may be, may be limited by federal and state securities laws and public policy considerations, and no event that constitutes a breach of or a default under (or an event which, with notice or passage of time or both would constitute a default under) this Agreement, the Registration Rights Agreement or the New Registration Rights Agreement, as the case may be, the License Agreement or, to the extent outstanding, the Securities, by Ligand has occurred and is continuing or, after giving effect to the issuance and sale of the Incentive Shares, will have occurred and be continuing;

     (v) Under the Preferred Share Rights Agreement, dated as of September 13, 1996, between Ligand and Wells Fargo Bank, N.A., as amended (the "Rights Agreement"), no event has occurred that has caused or will cause, and none of the execution of this Agreement or the consummation of the transactions contemplated hereby, including the issuance of the Incentive Shares, will cause, rights issued thereunder to become exercisable or a "Distribution Date" to occur, assuming compliance by Elan and its Affiliates with the provisions of
Section 14(c) of the Purchase Agreement; and

     (vi) The Registration Rights Agreement has been duly amended to include the Incentive Shares within the definition of Registrable Securities thereunder.


          Section 3. Representations & Warranties of EIS

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

     (i) EIS acknowledges that the Incentive Shares will not be registered under the Securities Act or any other applicable securities laws, will be issued in transactions not requiring registration under the Securities Act and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (iii) below;

     (ii) EIS is outside the United States and is not a "U.S. person" (as such term is defined in Regulation S);

     (iii) Until the expiration of the "one-year distribution compliance period" within the meaning of Rule 903 of Regulation S, EIS will not sell or otherwise transfer the Incentive Shares, except (i) to Ligand or its Subsidiaries, (ii) pursuant to an effective registration statement which has been declared effective under the Securities Act, (iii) in an offshore transaction in accordance with Rule 904 of Regulation S or (iv) pursuant to any other available exemption from the registration requirements of the Securities Act, including Rule 144. After the expiration of such "one-year distribution compliance period," EIS will not sell or otherwise transfer the Incentive Shares, except pursuant to registration under the Securities Act or an available exemption therefrom and, in any case, in accordance with the provisions of Regulation S and applicable state securities laws;

     (iv) EIS understands that the certificates representing the Incentive Shares will, so long as appropriate, bear the legend set forth in clause (vi) of
Section 4(a) of the Purchase Agreement;

     (v) EIS agrees that Ligand shall be entitled to make a notation on its records and give instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer set forth in the Purchase Agreement;

     (vi) EIS believes that it has received all information it considers necessary or appropriate and has had an opportunity to ask questions and receive answers from Ligand regarding the terms and conditions of the issuance and sale of the Incentive Shares and the business, properties, prospects and financial condition of Ligand; PROVIDED that this clause (vi) shall in no way limit or modify the representations and warranties of Ligand set forth in Section 3 of the Purchase Agreement or the right of EIS to rely thereon; it is a sophisticated investor and that an investment in the Incentive Shares involves a high degree of risk; and that the valuation price of the Incentive Shares may or may not exceed the last publicly quoted per share "asked" price of the Common Stock on the date hereof;

     (vii) EIS will be acquiring the Incentive Shares for its own account for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or (ii) for the account or on behalf of any "U.S. person" (as such term is defined in Regulation S); EIS understands, acknowledges and agrees that it must bear the economic risk of its investment

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

in the Incentive Shares for an indefinite period of time and that prior to any offer or sale of such securities, Ligand may require, as a condition to effecting a transfer of the Incentive Shares, an opinion of its counsel, acceptable to Ligand, as to the registration or exemption therefrom under the Securities Act;

     (viii) EIS was not formed specifically for the purpose of acquiring the Incentive Shares under this Agreement;

     (ix) EIS nor any of its Affiliates has, directly or indirectly, within the past 90 days nor will such persons until the expiration of the "one-year distribution compliance period" within the meaning of Rule 903 of Regulation S commencing from the later to occur of (i) the last Additional Closing occurring on or before March 1, 2000 and (ii) the last License Share Issuance occurring on or before the expiration or termination of the License Agreement directly or indirectly, enter into any short selling of any equity security of Ligand (including, without limitation, the Common Stock) or any hedging transaction with respect to any equity security of Ligand, including, without limitation, puts, calls, or other option transactions, option writing and equity swaps, unless in compliance with the Securities Act;

     (x) EIS acknowledges that, until November 9, 2000, it shall not, directly or indirectly, without the prior written consent of Ligand, Transfer the Incentive Shares; PROVIDED that EIS may Transfer the Incentive Shares to any of its Affiliates and any Affiliate of EIS may Transfer the Incentive Shares to EIS or any Affiliate of EIS, subject to EIS's agreements set forth herein; and

     (xi) EIS acknowledges that the issuance of the Incentive Shares shall not result in an adjustment to the Conversion Price of the Notes under Section 6(i) thereof.


          Section 4. Acknowledgment of Ligand

          Ligand acknowledges notwithstanding anything in the Purchase Agreement, the acquisition of the Incentive Shares by EIS, shall not be violative of any standstill provision contained in the Purchase Agreement, including Section 14(c), or otherwise applicable to EIS, and that the Incentive Shares shall be afforded all of the rights and exceptions afforded the Shares under such applicable provisions; provided that Ligand shall have no obligation to amend the Rights Agreement with respect to the Incentive Shares.


          Section 5. Miscellaneous

     (i) APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

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

     (ii) WAIVER. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

     (iii) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (iv) TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

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


     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto and delivered as of the date first written above.


                  MONKSLAND HOLDINGS, BV


                  By:      /S/ KEVIN INSLEY
                           --------------------
                           Name: KEVIN INSLEY
                           Title:AUTHORIZED SIGNATORY


                  ELAN INTERNATIONAL SERVICES, LTD.


                  By:      /S/ KEVIN INSLEY
                           --------------------
                           Name: KEVIN INSLEY
                           Title:PRESIDENT & CFO


                  LIGAND PHARMACEUTICALS INCORPORATED


                  By:      /S/ PAUL V. MAIER
                           --------------------
                           Name: PAUL V. MAIER
                           Title:SENIOR VP & CFO






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